                                                                EXHIBIT 99(d)(2)

COMMON SHARES                                                     COMMON SHARES
PAR VALUE $.10                                                    PAR VALUE $.10

                                             CUSIP
                                             See Reverse For Certain Definitions

         ORGANIZED UNDER THE LAWS OF THE COMMOMNWEALTH OF MASSACHUSETTS

                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND

This certifies that

is the registered holder of

          FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF COMMON BENEFICIAL INTEREST OF MuniHoldings Pennsylvania Insured Fund transferable on the books of the Trust by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and of the By-Laws of the Trust, and of all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated:

                   President                      Secretary

Countersigned and Registered:

THE BANK OF NEW YORK



Transfer Agent and Registrar

Authorized Signature

                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND

     The Trust has the authority to issue common shares of more than one class. A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each class to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes and series, will be furnished by the Trust to any stockholder, without charge, upon request to the Secretary of the Trust.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT--_____Custodian_______
                                                           (Cust)        (Minor)

TEN ENT--as tenants by the entireties      under Uniform Gifts to Minors Act____
                                                                        (State)
JT TEN --as joint tenants with right
          of survivorship and not as
          tenants in common

    Additional abbreviations may also be used though not in the above list.

     For value received,................. hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________________________________________
Please print or typewrite name and address including zip code of assignee

__________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:__________________

                        Signature:___________________________________

          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

    Signature Guaranteed:____________________________________

         Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 u

                                       3